            Exhibit 99.1

First Financial Bancorp Announces Second Quarter 2020 Financial Results

•Earnings per diluted share of $0.38; $0.40 on an adjusted(1) basis
•Return on average assets of 0.96%; 1.00% as adjusted(1)
•57.5% efficiency ratio; 56.1% as adjusted(1)
•Record core fee income driven by $16.7 million of mortgage banking income
•$20.2 million total provision for credit losses

Cincinnati, Ohio - July 23, 2020 - First Financial Bancorp. (Nasdaq: FFBC) (“First Financial” or the “Company”) announced financial results for the three and six months ended June 30, 2020.

For the three months ended June 30, 2020, the Company reported net income of $37.4 million, or $0.38 per diluted common share. These results compare to net income of $28.6 million, or $0.29 per diluted common share, for the first quarter of 2020 and $52.7 million, or $0.53 per diluted common share, for the second quarter of 2019. For the six months ended June 30, 2020, First Financial had earnings per diluted common share of $0.67 compared to $1.00 for the same period in 2019.

Return on average assets for the second quarter of 2020 was 0.96% while return on average tangible common equity was 12.90%. These compare to returns on average assets of 0.79% and 1.50%, and returns on average tangible common equity of 9.71% and 17.33%, in the first quarter of 2020 and the second quarter of 2019, respectively.

Second quarter 2020 highlights include:

•After adjustments(1) for certain nonrecurring and certain COVID-19 related items:
◦Net income of $0.40 per diluted common share
◦1.00% return on average assets
◦13.47% return on average tangible common equity

•Adjustments(1) to net income include:
◦$0.7 million of costs directly related to COVID-19
◦$1.5 million of other nonrecurring costs such as branch consolidation costs

•Total Allowance for Credit Losses of $175.3 million; Total quarterly provision for credit losses of $20.2 million
◦Loans and leases - ACL of $158.7 million, 1.56% of total loans; 1.71% of loans excluding PPP
◦Unfunded Commitments - ACL of $16.7 million; $2.4 million provision expense
◦Similar to first quarter, substantially all second quarter provision expense related to expected economic impact from COVID-19

•Strong noninterest income of $42.7 million, an increase of 20.7% from the linked quarter
◦Mortgage banking revenue increased $13.8 million, or 488.6%
◦Continued strong client derivative fee income
◦Foreign exchange income of $6.6 million despite COVID-19 headwinds
◦Service charges on deposits, including overdrafts, declined $2.4 million, or 28.9%

• Noninterest expenses of $88.7 million, or $86.5 million as adjusted(1)
◦Efficiency ratio of 57.5%; 56.1% as adjusted(1)

_________________________________________________________________________________________(1) Financial information in this release that is described as “adjusted” or that is presented on a fully tax equivalent basis is non-GAAP. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

•Loan balances grew $873.9 million, or 37.8% on an annualized basis
◦Loan growth driven by $885.3 million of PPP loans, net of unearned fees

•Net interest margin of 3.44% on a fully tax-equivalent basis(1)
◦33 basis point decline compared to the linked quarter; 62 basis point decline due to loan yields
◦3 basis points of dilution from PPP
◦Impact of downward movement in short term rates, including the normalization of LIBOR, partially offset by funding cost reductions, higher loan fees, and elevated purchase accounting accretion

•Strong capital ratios
◦Total capital of 15.13%; bolstered by $150 million sub-debt issuance in early second quarter
◦Tier 1 common equity of 11.44%
◦Tangible common equity of 8.09%; 8.62% excluding PPP loans
◦Tangible book value per share of $12.26

In response to COVID-19, the Company has:

• Introduced hardship relief programs that include payment deferrals, fee-waivers and suspension of foreclosures
◦Processed over $2.0 billion of commercial modifications
◦Modified over $126 million of consumer loans including $103 million in residential mortgages

• Participated in CARES Act SBA Paycheck Protection Program
◦Received in excess of 8,200 PPP applications; over $1.2 billion in requests
◦Approximately 6,800 PPP requests, or 83% of applicants, approved by SBA
◦$912.9 million in PPP balances as of June 30; to date forgiveness has not been requested on any loan

• Continued implementation of new processes and technologies to improve customer access to banking services

• Updated existing internal processes and systems to react to high customer demand for relief

• Donated $1.0 million to fund COVID-19 related relief in our geographic footprint in the first quarter

Archie Brown, President and Chief Executive Officer, remarked, “We are very pleased with our second quarter performance, especially when considering the unique circumstances in which we were operating due to COVID-19. While second quarter earnings were negatively impacted by pandemic-related events, we posted solid results as reflected in our adjusted(1) earnings per share of $0.40, adjusted(1) return on assets of 1.00% and adjusted(1) efficiency ratio of 56.1%. Additionally, credit trends remained stable while our allowance for credit losses increased to 1.71% of total loans, excluding PPP, and we recorded $20.2 million of provision expense in anticipation of credit deterioration in the latter part of the year and into 2021."
Mr. Brown continued, “The second quarter was our highest core fee income quarter on record and was the primary driver of our excellent performance. Our mortgage team had a sensational quarter as the hard work of our team combined with the historic low interest rate environment to drive an almost 500% increase in total mortgage banking revenue to $16.7 million. In addition, client derivative income remained steady during the quarter and Bannockburn revenue, while lower than the first quarter, was in line with our expectations given the challenges caused by business shutdowns. Additionally, total expenses declined during the quarter as we limited discretionary spending and implemented additional controls on hiring."

Mr. Brown further commented, "We are pleased with and appreciative of the incredible work performed by our associates during the quarter. We successfully implemented our pandemic management plan, which resulted in over 50% of our associates working remotely and our branches operating with closed lobbies for most of the quarter. This required a prompt evaluation of our client service model and a shift to leveraging technology in new and innovative ways. Our associates met the challenge, and went above and beyond to originate and fund over $900 million in PPP loans, provide customer deferrals for over $2 billion of loans, and process historic numbers of fee waivers and mortgage applications. By the second half of the quarter, sales activity returned to near pre-pandemic levels which led to increases in new households with checking accounts, strong consumer loan originations and robust wealth production.”

Mr. Brown continued, “At this time, approximately 60% of our banking center lobbies are fully open with the remainder servicing clients by appointment. Physical staffing levels in our office buildings is currently limited to 25% of normal capacity, mostly on a volunteer basis, with the remainder of the staff continuing to work remotely. We continually monitor
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conditions in our markets and banking centers, in addition to guidance provided by local and state governments with regard to safely returning to the workplace and opening our branch locations to customers.”

Mr. Brown concluded, “The second quarter was historic and challenging, however it illuminated what we are capable of as a company and positioned us to build on the lessons learned in a meaningful way. We continue to better leverage technology and are reevaluating our distribution model to better serve the needs of our customers. The broader economic environment remains uncertain and our clients continue to face serious challenges. We are committed to be a stabilizing presence in our communities and remain steadfast in our promise to manage the Company in a manner that prioritizes the physical and financial well-being of our associates and clients while delivering long-term value to our shareholders.”
Full detail of the Company’s second quarter performance is provided in the accompanying financial statements and slide presentation.

Teleconference / Webcast Information
First Financial’s executive management will host a conference call to discuss the Company’s financial and operating results on Friday, July 24, 2020 at 8:30 a.m. Eastern Time. Members of the public who would like to listen to the conference call should dial (877) 506-6873 (U.S. toll free), (855) 669-9657 (Canada toll free) or +1 (412) 380-2003 (International) (no passcode required). The number should be dialed five to ten minutes prior to the start of the conference call. The conference call will also be accessible as an audio webcast via the Investor Relations section of the Company’s website at www.bankatfirst.com. A replay of the conference call will be available beginning one hour after the completion of the live call at (877) 344-7529 (U.S. toll free), (855) 669-9658 (Canada toll free) and +1 (412) 317-0088 (International); conference number 10145789. The webcast will be archived on the Investor Relations section of the Company’s website for 12 months.

Press Release and Additional Information on Website
This press release as well as supplemental information are available to the public through the Investor Relations section of First Financial's website at www.bankatfirst.com.

Use of Non-GAAP Financial Measures
This earnings release contains GAAP financial measures and Non-GAAP financial measures where management believes it to be helpful in understanding the Company’s results of operations or financial position. Where Non-GAAP financial measures are used, the comparable GAAP financial measures, as well as a reconciliation to the comparable GAAP financial measure, can be found in the section titled “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

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Forward-Looking Statement

Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.  Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements.

As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements.  Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements.  Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation:

•economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business;
•future credit quality and performance, including our expectations regarding future loan losses and our allowance for credit losses
•the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iv) management’s ability to effectively execute its business plans;
•mergers and acquisitions, including costs or difficulties related to the integration of acquired companies;
•the possibility that any of the anticipated benefits of the Company’s acquisitions will not be realized or will not be realized within the expected time period;
•the effect of changes in accounting policies and practices;
•changes in consumer spending, borrowing and saving and changes in unemployment;
•changes in customers’ performance and creditworthiness;
•the costs and effects of litigation and of unexpected or adverse outcomes in such litigation;
•current and future economic and market conditions, including the effects of declines in housing prices, high unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, and any slowdown in global economic growth;
•the adverse impact on the U.S. economy, including the markets in which we operate, of the novel coronavirus, which causes the Coronavirus disease 2019 (“COVID-19”), global pandemic, and the impact of a slowing U.S. economy and increased unemployment on the performance of our loan and lease portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products;
•our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;
•financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services;
•the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale;
•the effect of a fall in stock market prices on our brokerage, asset and wealth management businesses;
•a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks;
•the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; and
•our ability to develop and execute effective business plans and strategies.

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Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2019, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov.

All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing.  Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

About First Financial Bancorp.
First Financial Bancorp. is a Cincinnati, Ohio based bank holding company. As of June 30, 2020, the Company had $15.9 billion in assets, $10.2 billion in loans, $11.7 billion in deposits and $2.2 billion in shareholders’ equity. The Company’s subsidiary, First Financial Bank, founded in 1863, provides banking and financial services products through its six lines of business: Commercial, Retail Banking, Investment Commercial Real Estate, Mortgage Banking, Commercial Finance and Wealth Management. These business units provide traditional banking services to business and retail clients. Wealth Management provides wealth planning, portfolio management, trust and estate, brokerage and retirement plan services and had approximately $2.8 billion in assets under management as of June 30, 2020. The Company operated 141 full service banking centers as of June 30, 2020, primarily in Ohio, Indiana and Kentucky, while the Commercial Finance business lends into targeted industry verticals on a nationwide basis. Additional information about the Company, including its products, services and banking locations, is available at www.bankatfirst.com.

Contact Information
Investors/Analysts     Media
Jamie Anderson      Tim Condron
Chief Financial Officer     Marketing Communications Manager
(513) 887-5400      (513) 979-5796
InvestorRelations@bankatfirst.com   media@bankatfirst.com
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Selected Financial Information
June 30, 2020
(unaudited)

FIRST FINANCIAL BANCORP.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended,					Six months ended,
	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	June 30,	June 30,
	2020	2020	2019	2019	2019	2020	2019
RESULTS OF OPERATIONS
Net income	$37,393	$28,628	$48,677	$50,856	$52,703	$66,021	$98,542
Net earnings per share - basic	$0.38	$0.29	$0.49	$0.52	$0.54	$0.68	$1.01
Net earnings per share - diluted	$0.38	$0.29	$0.49	$0.51	$0.53	$0.67	$1.00
Dividends declared per share	$0.23	$0.23	$0.23	$0.23	$0.22	$0.46	$0.44

KEY FINANCIAL RATIOS
Return on average assets	0.96%	0.79%	1.34%	1.41%	1.50%	0.88%	1.42%
Return on average shareholders' equity	6.88%	5.21%	8.60%	9.13%	9.85%	6.04%	9.37%
Return on average tangible shareholders' equity	12.90%	9.71%	15.84%	16.15%	17.33%	11.29%	16.66%

Net interest margin	3.38%	3.71%	3.84%	3.91%	3.99%	3.54%	4.02%
Net interest margin (fully tax equivalent) (1)	3.44%	3.77%	3.89%	3.96%	4.04%	3.60%	4.07%

Ending shareholders' equity as a percent of ending assets	13.99%	14.47%	15.49%	15.62%	15.16%	13.99%	15.16%
Ending tangible shareholders' equity as a percent of:
Ending tangible assets	8.09%	8.25%	9.07%	9.17%	9.34%	8.09%	9.34%
Risk-weighted assets	10.85%	10.50%	11.09%	11.34%	11.82%	10.85%	11.82%

Average shareholders' equity as a percent of average assets	13.91%	15.21%	15.53%	15.43%	15.22%	14.54%	15.12%
Average tangible shareholders' equity as a percent of
average tangible assets	7.94%	8.79%	9.07%	9.35%	9.26%	8.34%	9.11%

Book value per share	$22.66	$22.25	$22.82	$22.59	$22.18	$22.66	$22.18
Tangible book value per share	$12.26	$11.82	$12.42	$12.33	$12.79	$12.26	$12.79

Common equity tier 1 ratio (2)	11.44%	11.27%	11.30%	11.52%	12.00%	11.44%	12.00%
Tier 1 ratio (2)	11.83%	11.66%	11.69%	11.91%	12.40%	11.83%	12.40%
Total capital ratio (2)	15.13%	13.54%	13.39%	13.62%	14.20%	15.13%	14.20%
Leverage ratio (2)	8.98%	9.49%	9.58%	9.75%	10.02%	8.98%	10.02%

AVERAGE BALANCE SHEET ITEMS
Loans (3)	$10,002,379	$9,220,643	$9,149,222	$9,014,092	$8,852,662	$9,611,511	$8,813,206
Investment securities	3,164,243	3,115,723	3,102,867	3,290,666	3,408,994	3,139,983	3,382,510
Interest-bearing deposits with other banks	91,990	39,332	36,672	38,569	33,255	65,661	33,978
Total earning assets	$13,258,612	$12,375,698	$12,288,761	$12,343,327	$12,294,911	$12,817,155	$12,229,694
Total assets	$15,710,204	$14,524,422	$14,460,288	$14,320,514	$14,102,733	$15,117,313	$14,028,058
Noninterest-bearing deposits	$3,335,866	$2,643,240	$2,638,908	$2,513,458	$2,484,214	$2,989,553	$2,470,974
Interest-bearing deposits	8,395,229	7,590,791	7,583,531	7,504,708	7,612,146	7,993,010	7,611,125
Total deposits	$11,731,095	$10,234,031	$10,222,439	$10,018,166	$10,096,360	$10,982,563	$10,082,099
Borrowings	$1,272,819	$1,735,767	$1,613,696	$1,816,983	$1,656,570	$1,504,293	$1,622,011
Shareholders' equity	$2,185,865	$2,209,733	$2,245,107	$2,210,327	$2,146,997	$2,197,799	$2,120,762

CREDIT QUALITY RATIOS
Allowance to ending loans	1.56%	1.55%	0.63%	0.62%	0.69%	1.56%	0.69%
Allowance to nonaccrual loans	233.74%	296.51%	119.69%	93.18%	119.86%	233.74%	119.86%
Allowance to nonperforming loans	208.06%	203.42%	96.73%	71.46%	69.33%	208.06%	69.33%
Nonperforming loans to total loans	0.75%	0.76%	0.65%	0.87%	0.99%	0.75%	0.99%
Nonperforming assets to ending loans, plus OREO	0.77%	0.78%	0.67%	0.89%	1.00%	0.77%	1.00%
Nonperforming assets to total assets	0.49%	0.48%	0.42%	0.56%	0.62%	0.49%	0.62%
Classified assets to total assets	0.79%	0.83%	0.62%	0.92%	1.02%	0.79%	1.02%
Net charge-offs to average loans (annualized)	0.12%	(0.04)%	0.15%	0.45%	0.08%	0.05%	0.36%

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.
(2) June 30, 2020 regulatory capital ratios are preliminary.
(3) Includes loans held for sale.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three months ended,			Six months ended,
	June 30,			June 30,
	2020	2019	% Change	2020	2019	% Change
Interest income
Loans and leases, including fees	$105,900	$126,365	(16.2)%	$221,675	$249,421	(11.1)%
Investment securities
Taxable	18,476	23,616	(21.8)%	37,481	47,851	(21.7)%
Tax-exempt	4,937	4,336	13.9%	9,519	8,594	10.8%
Total investment securities interest	23,413	27,952	(16.2)%	47,000	56,445	(16.7)%
Other earning assets	47	206	(77.2)%	189	416	(54.6)%
Total interest income	129,360	154,523	(16.3)%	268,864	306,282	(12.2)%

Interest expense
Deposits	11,751	20,612	(43.0)%	28,116	39,855	(29.5)%
Short-term borrowings	1,274	6,646	(80.8)%	6,361	12,606	(49.5)%
Long-term borrowings	4,759	4,963	(4.1)%	8,529	10,004	(14.7)%
Total interest expense	17,784	32,221	(44.8)%	43,006	62,465	(31.2)%
Net interest income	111,576	122,302	(8.8)%	225,858	243,817	(7.4)%
Provision for credit losses-loans and leases (1)	17,859	6,658	168.2%	41,739	20,741	101.2%
Provision for credit losses-unfunded commitments (1)	2,370	(132)	N/M	3,938	(126)	N/M
Net interest income after provision for credit losses	91,347	115,776	(21.1)%	180,181	223,202	(19.3)%

Noninterest income
Service charges on deposit accounts	6,001	9,819	(38.9)%	14,436	18,722	(22.9)%
Trust and wealth management fees	4,114	3,943	4.3%	8,583	8,013	7.1%
Bankcard income	2,844	6,497	(56.2)%	5,542	12,083	(54.1)%
Client derivative fees	2,984	4,905	(39.2)%	6,089	6,609	(7.9)%
Foreign exchange income	6,576	17	N/M	16,542	17	N/M
Net gains from sales of loans	16,662	3,432	385.5%	19,493	5,322	266.3%
Net gains (losses) on sale of investment securities	2	(37)	105.4%	(57)	(215)	73.5%
Other	3,542	6,062	(41.6)%	7,481	10,914	(31.5)%
Total noninterest income	42,725	34,638	23.3%	78,109	61,465	27.1%

Noninterest expenses
Salaries and employee benefits	55,925	53,985	3.6%	110,747	101,897	8.7%
Net occupancy	5,378	5,596	(3.9)%	11,482	12,226	(6.1)%
Furniture and equipment	3,681	4,222	(12.8)%	7,734	7,638	1.3%
Data processing	7,019	4,984	40.8%	13,408	10,111	32.6%
Marketing	1,339	1,976	(32.2)%	2,559	3,582	(28.6)%
Communication	907	747	21.4%	1,797	1,475	21.8%
Professional services	2,205	2,039	8.1%	4,480	4,291	4.4%
State intangible tax	1,514	1,307	15.8%	3,030	2,617	15.8%
FDIC assessments	1,290	1,065	21.1%	2,695	2,015	33.7%
Intangible amortization	2,791	2,044	36.5%	5,583	4,089	36.5%
Other	6,640	6,545	1.5%	14,840	13,062	13.6%
Total noninterest expenses	88,689	84,510	4.9%	178,355	163,003	9.4%
Income before income taxes	45,383	65,904	(31.1)%	79,935	121,664	(34.3)%
Income tax expense	7,990	13,201	(39.5)%	13,914	23,122	(39.8)%
Net income	$37,393	$52,703	(29.0)%	$66,021	$98,542	(33.0)%

ADDITIONAL DATA
Net earnings per share - basic	$0.38	$0.54		$0.68	$1.01
Net earnings per share - diluted	$0.38	$0.53		$0.67	$1.00
Dividends declared per share	$0.23	$0.22		$0.46	$0.44

Return on average assets	0.96%	1.50%		0.88%	1.42%
Return on average shareholders' equity	6.88%	9.85%		6.04%	9.37%

Interest income	$129,360	$154,523	(16.3)%	$268,864	$306,282	(12.2)%
Tax equivalent adjustment	1,664	1,416	17.5%	3,288	2,939	11.9%
Interest income - tax equivalent	131,024	155,939	(16.0)%	272,152	309,221	(12.0)%
Interest expense	17,784	32,221	(44.8)%	43,006	62,465	(31.2)%
Net interest income - tax equivalent	$113,240	$123,718	(8.5)%	$229,146	$246,756	(7.1)%

Net interest margin	3.38%	3.99%		3.54%	4.02%
Net interest margin (fully tax equivalent) (2)	3.44%	4.04%		3.60%	4.07%

Full-time equivalent employees	2,076	2,076

(1) Beginning January 1,2020, calculation is based on current expected loss methodology. Prior to January 1, 2020, calculation was based on the incurred loss methodology.
(2) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2020
	Second	First	Full	% Change
	Quarter	Quarter	Year	Linked Qtr.
Interest income
Loans and leases, including fees	$105,900	$115,775	$221,675	(8.5)%
Investment securities
Taxable	18,476	19,005	37,481	(2.8)%
Tax-exempt	4,937	4,582	9,519	7.7%
Total investment securities interest	23,413	23,587	47,000	(0.7)%
Other earning assets	47	142	189	(66.9)%
Total interest income	129,360	139,504	268,864	(7.3)%

Interest expense
Deposits	11,751	16,365	28,116	(28.2)%
Short-term borrowings	1,274	5,087	6,361	(75.0)%
Long-term borrowings	4,759	3,770	8,529	26.2%
Total interest expense	17,784	25,222	43,006	(29.5)%
Net interest income	111,576	114,282	225,858	(2.4)%
Provision for credit losses-loans and leases (1)	17,859	23,880	41,739	(25.2)%
Provision for credit losses-unfunded commitments (1)	2,370	1,568	3,938	51.1%
Net interest income after provision for credit losses	91,347	88,834	180,181	2.8%

Noninterest income
Service charges on deposit accounts	6,001	8,435	14,436	(28.9)%
Trust and wealth management fees	4,114	4,469	8,583	(7.9)%
Bankcard income	2,844	2,698	5,542	5.4%
Client derivative fees	2,984	3,105	6,089	(3.9)%
Foreign exchange income	6,576	9,966	16,542	(34.0)%
Net gains from sales of loans	16,662	2,831	19,493	488.6%
Net gains (losses) on sale of investment securities	2	(59)	(57)	103.4%
Other	3,542	3,939	7,481	(10.1)%
Total noninterest income	42,725	35,384	78,109	20.7%

Noninterest expenses
Salaries and employee benefits	55,925	54,822	110,747	2.0%
Net occupancy	5,378	6,104	11,482	(11.9)%
Furniture and equipment	3,681	4,053	7,734	(9.2)%
Data processing	7,019	6,389	13,408	9.9%
Marketing	1,339	1,220	2,559	9.8%
Communication	907	890	1,797	1.9%
Professional services	2,205	2,275	4,480	(3.1)%
State intangible tax	1,514	1,516	3,030	(0.1)%
FDIC assessments	1,290	1,405	2,695	(8.2)%
Intangible amortization	2,791	2,792	5,583	0.0%
Other	6,640	8,200	14,840	(19.0)%
Total noninterest expenses	88,689	89,666	178,355	(1.1)%
Income before income taxes	45,383	34,552	79,935	31.3%
Income tax expense	7,990	5,924	13,914	34.9%
Net income	$37,393	$28,628	$66,021	30.6%

ADDITIONAL DATA
Net earnings per share - basic	$0.38	$0.29	$0.68
Net earnings per share - diluted	$0.38	$0.29	$0.67
Dividends declared per share	$0.23	$0.23	$0.46

Return on average assets	0.96%	0.79%	0.88%
Return on average shareholders' equity	6.88%	5.21%	6.04%

Interest income	$129,360	$139,504	$268,864	(7.3)%
Tax equivalent adjustment	1,664	1,624	3,288	2.5%
Interest income - tax equivalent	131,024	141,128	272,152	(7.2)%
Interest expense	17,784	25,222	43,006	(29.5)%
Net interest income - tax equivalent	$113,240	$115,906	$229,146	(2.3)%

Net interest margin	3.38%	3.71%	3.54%
Net interest margin (fully tax equivalent) (2)	3.44%	3.77%	3.60%

Full-time equivalent employees	2,076	2,067

(1) Beginning January 1,2020, calculation is based on current expected loss methodology. Prior to January 1, 2020, calculation was based on the incurred loss methodology.
(2) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2019
	Fourth	Third	Second	First	Full
	Quarter	Quarter	Quarter	Quarter	Year
Interest income
Loans and leases, including fees	$122,802	$126,786	$126,365	$123,056	$499,009
Investment securities
Taxable	20,137	22,180	23,616	24,235	90,168
Tax-exempt	4,545	4,457	4,336	4,258	17,596
Total investment securities interest	24,682	26,637	27,952	28,493	107,764
Other earning assets	167	222	206	210	805
Total interest income	147,651	153,645	154,523	151,759	607,578

Interest expense
Deposits	19,026	20,151	20,612	19,243	79,032
Short-term borrowings	5,430	7,199	6,646	5,960	25,235
Long-term borrowings	4,293	4,760	4,963	5,041	19,057
Total interest expense	28,749	32,110	32,221	30,244	123,324
Net interest income	118,902	121,535	122,302	121,515	484,254
Provision for credit losses-loans and leases (1)	4,629	5,228	6,658	14,083	30,598
Provision for credit losses-unfunded commitments (1)	177	(216)	(132)	6	(165)
Net interest income after provision for credit losses	114,096	116,523	115,776	107,426	453,821

Noninterest income
Service charges on deposit accounts	9,343	9,874	9,819	8,903	37,939
Trust and wealth management fees	3,913	3,718	3,943	4,070	15,644
Bankcard income	3,405	3,316	6,497	5,586	18,804
Client derivative fees	4,194	4,859	4,905	1,704	15,662
Foreign exchange income	6,014	1,708	17	0	7,739
Net gains from sales of loans	4,723	4,806	3,432	1,890	14,851
Net gains on sale of investment securities	(296)	105	(37)	(178)	(406)
Other	5,472	4,754	6,062	4,852	21,140
Total noninterest income	36,768	33,140	34,638	26,827	131,373

Noninterest expenses
Salaries and employee benefits	53,952	53,212	53,985	47,912	209,061
Net occupancy	6,334	5,509	5,596	6,630	24,069
Furniture and equipment	4,145	4,120	4,222	3,416	15,903
Data processing	5,996	5,774	4,984	5,127	21,881
Marketing	1,980	1,346	1,976	1,606	6,908
Communication	882	910	747	728	3,267
Professional services	2,192	4,771	2,039	2,252	11,254
State intangible tax	1,767	1,445	1,307	1,310	5,829
FDIC assessments	1,055	(1,097)	1,065	950	1,973
Intangible amortization	3,150	2,432	2,044	2,045	9,671
Other	11,434	8,020	6,545	6,517	32,516
Total noninterest expenses	92,887	86,442	84,510	78,493	342,332
Income before income taxes	57,977	63,221	65,904	55,760	242,862
Income tax expense (benefit)	9,300	12,365	13,201	9,921	44,787
Net income	$48,677	$50,856	$52,703	$45,839	$198,075

ADDITIONAL DATA
Net earnings per share - basic	$0.49	$0.52	$0.54	$0.47	$2.01
Net earnings per share - diluted	$0.49	$0.51	$0.53	$0.47	$2.00
Dividends declared per share	$0.23	$0.23	$0.22	$0.22	$0.90

Return on average assets	1.34%	1.41%	1.50%	1.33%	1.39%
Return on average shareholders' equity	8.60%	9.13%	9.85%	8.88%	9.11%

Interest income	$147,651	$153,645	$154,523	$151,759	$607,578
Tax equivalent adjustment	1,630	1,759	1,416	1,523	6,328
Interest income - tax equivalent	149,281	155,404	155,939	153,282	613,906
Interest expense	28,749	32,110	32,221	30,244	123,324
Net interest income - tax equivalent	$120,532	$123,294	$123,718	$123,038	$490,582

Net interest margin	3.84%	3.91%	3.99%	4.05%	3.95%
Net interest margin (fully tax equivalent) (2)	3.89%	3.96%	4.04%	4.10%	4.00%

Full-time equivalent employees	2,065	2,064	2,076	2,087

(1) Beginning January 1,2020, calculation is based on current expected loss methodology. Prior to January 1, 2020, calculation was based on the incurred loss methodology.
(2) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	June 30,	% Change	% Change
	2020	2020	2019	2019	2019	Linked Qtr.	Comp Qtr.
ASSETS
Cash and due from banks	$283,639	$261,892	$200,691	$242,482	$169,694	8.3%	67.1%
Interest-bearing deposits with other banks	38,845	71,071	56,948	39,669	101,668	(45.3)%	(61.8)%
Investment securities available-for-sale	2,897,413	2,908,688	2,852,084	2,850,502	3,152,970	(0.4)%	(8.1)%
Investment securities held-to-maturity	127,347	136,744	142,862	148,778	154,327	(6.9)%	(17.5)%
Other investments	132,366	143,581	125,020	124,965	127,439	(7.8)%	3.9%
Loans held for sale	43,950	27,334	13,680	23,528	20,244	60.8%	117.1%
Loans and leases
Commercial and industrial	3,322,374	2,477,773	2,465,877	2,470,017	2,547,997	34.1%	30.4%
Lease financing	80,087	82,602	88,364	92,616	90,638	(3.0)%	(11.6)%
Construction real estate	506,085	500,311	493,182	515,960	497,683	1.2%	1.7%
Commercial real estate	4,343,702	4,278,257	4,194,651	4,015,908	3,903,654	1.5%	11.3%
Residential real estate	1,043,745	1,061,792	1,055,949	1,055,007	1,015,820	(1.7)%	2.7%
Home equity	764,171	781,243	771,869	776,885	787,139	(2.2)%	(2.9)%
Installment	79,150	80,085	82,589	88,275	89,149	(1.2)%	(11.2)%
Credit card	42,397	45,756	49,184	49,010	48,706	(7.3)%	(13.0)%
Total loans	10,181,711	9,307,819	9,201,665	9,063,678	8,980,786	9.4%	13.4%
Less:
Allowance for credit losses (1)	158,661	143,885	57,650	56,552	61,549	10.3%	157.8%
Net loans	10,023,050	9,163,934	9,144,015	9,007,126	8,919,237	9.4%	12.4%
Premises and equipment	211,164	212,787	214,506	213,681	211,313	(0.8)%	(0.1)%
Goodwill	937,771	937,771	937,771	937,689	879,727	0.0%	6.6%
Other intangibles	70,325	73,258	76,201	79,506	36,349	(4.0)%	93.5%
Accrued interest and other assets	1,105,020	1,120,507	747,847	812,519	664,695	(1.4)%	66.2%
Total Assets	$15,870,890	$15,057,567	$14,511,625	$14,480,445	$14,437,663	5.4%	9.9%

LIABILITIES
Deposits
Interest-bearing demand	$2,657,841	$2,498,109	$2,364,881	$2,316,301	$2,332,692	6.4%	13.9%
Savings	3,287,314	2,978,250	2,960,979	2,924,200	2,953,114	10.4%	11.3%
Time	2,241,212	2,435,858	2,240,441	2,308,617	2,321,908	(8.0)%	(3.5)%
Total interest-bearing deposits	8,186,367	7,912,217	7,566,301	7,549,118	7,607,714	3.5%	7.6%
Noninterest-bearing	3,515,048	2,723,341	2,643,928	2,534,739	2,501,290	29.1%	40.5%
Total deposits	11,701,415	10,635,558	10,210,229	10,083,857	10,109,004	10.0%	15.8%
Federal funds purchased and securities sold
under agreements to repurchase	154,347	215,824	165,181	85,286	260,621	(28.5)%	(40.8)%
FHLB short-term borrowings	0	1,181,900	1,151,000	1,128,900	1,052,700	(100.0)%	(100.0)%
Total short-term borrowings	154,347	1,397,724	1,316,181	1,214,186	1,313,321	(89.0)%	(88.2)%
Long-term debt	1,285,767	325,566	414,376	498,778	547,042	294.9%	135.0%
Total borrowed funds	1,440,114	1,723,290	1,730,557	1,712,964	1,860,363	(16.4)%	(22.6)%
Accrued interest and other liabilities	508,342	519,336	323,134	422,311	280,107	(2.1)%	81.5%
Total Liabilities	13,649,871	12,878,184	12,263,920	12,219,132	12,249,474	6.0%	11.4%

SHAREHOLDERS' EQUITY
Common stock	1,635,070	1,633,950	1,640,771	1,639,333	1,623,699	0.1%	0.7%
Retained earnings	675,532	660,653	711,249	685,368	657,730	2.3%	2.7%
Accumulated other comprehensive income (loss)	36,431	11,788	13,323	15,450	5,193	209.1%	601.5%
Treasury stock, at cost	(126,014)	(127,008)	(117,638)	(78,838)	(98,433)	(0.8)%	28.0%
Total Shareholders' Equity	2,221,019	2,179,383	2,247,705	2,261,313	2,188,189	1.9%	1.5%
Total Liabilities and Shareholders' Equity	$15,870,890	$15,057,567	$14,511,625	$14,480,445	$14,437,663	5.4%	9.9%

(1) Beginning January 1,2020, calculation is based on current expected loss methodology. Prior to January 1, 2020, calculation was based on the incurred loss methodology.

FIRST FINANCIAL BANCORP.
AVERAGE CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Quarterly Averages					Year-to-Date Averages
	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	June 30,	June 30,
	2020	2020	2019	2019	2019	2020	2019
ASSETS
Cash and due from banks	$284,726	$235,696	$221,060	$191,000	$173,278	$260,211	$177,463
Interest-bearing deposits with other banks	91,990	39,332	36,672	38,569	33,255	65,661	33,978
Investment securities	3,164,243	3,115,723	3,102,867	3,290,666	3,408,994	3,139,983	3,382,510
Loans held for sale	36,592	13,174	21,050	18,197	13,258	24,883	9,844
Loans and leases
Commercial and industrial	3,058,677	2,450,893	2,469,810	2,509,782	2,533,981	2,754,785	2,521,696
Lease financing	81,218	85,782	91,225	94,858	94,458	83,500	92,760
Construction real estate	495,407	501,471	501,892	509,742	457,962	498,439	476,952
Commercial real estate	4,381,647	4,209,345	4,102,288	3,925,028	3,834,404	4,295,496	3,798,558
Residential real estate	1,052,996	1,055,456	1,053,707	1,035,975	989,923	1,054,226	975,832
Home equity	772,424	773,082	773,119	781,340	789,087	772,753	798,376
Installment	79,016	81,234	85,515	88,760	89,778	80,125	90,520
Credit card	44,402	50,206	50,616	50,410	49,811	47,304	48,668
Total loans	9,965,787	9,207,469	9,128,172	8,995,895	8,839,404	9,586,628	8,803,362
Less:
Allowance for credit losses (1)	155,454	121,126	56,649	61,911	58,335	138,290	57,715
Net loans	9,810,333	9,086,343	9,071,523	8,933,984	8,781,069	9,448,338	8,745,647
Premises and equipment	213,903	215,545	215,171	215,671	211,714	214,724	212,457
Goodwill	937,771	937,771	937,710	899,888	879,726	937,771	879,137
Other intangibles	72,086	75,014	78,190	51,365	37,666	73,550	38,777
Accrued interest and other assets	1,098,560	805,824	776,045	681,174	563,773	952,192	548,245
Total Assets	$15,710,204	$14,524,422	$14,460,288	$14,320,514	$14,102,733	$15,117,313	$14,028,058

LIABILITIES
Deposits
Interest-bearing demand	$2,602,917	$2,418,193	$2,373,962	$2,325,405	$2,334,322	$2,510,555	$2,302,313
Savings	3,173,274	2,976,518	2,995,395	2,945,076	3,057,100	3,074,896	3,086,167
Time	2,619,038	2,196,080	2,214,174	2,234,227	2,220,724	2,407,559	2,222,645
Total interest-bearing deposits	8,395,229	7,590,791	7,583,531	7,504,708	7,612,146	7,993,010	7,611,125
Noninterest-bearing	3,335,866	2,643,240	2,638,908	2,513,458	2,484,214	2,989,553	2,470,974
Total deposits	11,731,095	10,234,031	10,222,439	10,018,166	10,096,360	10,982,563	10,082,099
Federal funds purchased and securities sold
under agreements to repurchase	145,291	164,093	206,800	185,156	126,872	154,692	115,075
FHLB short-term borrowings	548,183	1,189,765	952,625	1,112,091	982,993	868,974	948,674
Total short-term borrowings	693,474	1,353,858	1,159,425	1,297,247	1,109,865	1,023,666	1,063,749
Long-term debt	579,345	381,909	454,271	519,736	546,705	480,627	558,262
Total borrowed funds	1,272,819	1,735,767	1,613,696	1,816,983	1,656,570	1,504,293	1,622,011
Accrued interest and other liabilities	520,425	344,891	379,046	275,038	202,806	432,658	203,186
Total Liabilities	13,524,339	12,314,689	12,215,181	12,110,187	11,955,736	12,919,514	11,907,296

SHAREHOLDERS' EQUITY
Common stock	1,634,405	1,638,851	1,640,066	1,629,286	1,622,994	1,636,628	1,624,105
Retained earnings	658,312	660,108	691,236	662,899	635,629	659,210	623,252
Accumulated other comprehensive loss	19,888	31,200	13,986	11,985	(12,889)	25,544	(26,268)
Treasury stock, at cost	(126,740)	(120,426)	(100,181)	(93,843)	(98,737)	(123,583)	(100,327)
Total Shareholders' Equity	2,185,865	2,209,733	2,245,107	2,210,327	2,146,997	2,197,799	2,120,762
Total Liabilities and Shareholders' Equity	$15,710,204	$14,524,422	$14,460,288	$14,320,514	$14,102,733	$15,117,313	$14,028,058

(1) Beginning January 1,2020, calculation is based on current expected loss methodology. Prior to January 1, 2020, calculation was based on the incurred loss methodology.

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS
(Dollars in thousands)
(Unaudited)

	Quarterly Averages						Year-to-Date Averages
	June 30, 2020		March 31, 2020		June 30, 2019		June 30, 2020		June 30, 2019
	Balance	Yield	Balance	Yield	Balance	Yield	Balance	Yield	Balance	Yield
Earning assets
Investments:
Investment securities	$3,164,243	2.97%	$3,115,723	3.04%	$3,408,994	3.29%	$3,139,983	3.02%	$3,382,510	3.37%
Interest-bearing deposits with other banks	91,990	0.20%	39,332	1.45%	33,255	2.48%	65,661	0.58%	33,978	2.47%
Gross loans (1)	10,002,379	4.25%	9,220,643	5.04%	8,852,662	5.73%	9,611,511	4.65%	8,813,206	5.71%
Total earning assets	13,258,612	3.91%	12,375,698	4.52%	12,294,911	5.04%	12,817,155	4.23%	12,229,694	5.05%

Nonearning assets
Allowance for credit losses	(155,454)		(121,126)		(58,335)		(138,290)		(57,715)
Cash and due from banks	284,726		235,696		173,278		260,211		177,463
Accrued interest and other assets	2,322,320		2,034,154		1,692,879		2,178,237		1,678,616
Total assets	$15,710,204		$14,524,422		$14,102,733		$15,117,313		$14,028,058

Interest-bearing liabilities
Deposits:
Interest-bearing demand	$2,602,917	0.11%	$2,418,193	0.45%	$2,334,322	0.60%	$2,510,555	0.27%	$2,302,313	0.55%
Savings	3,173,274	0.17%	2,976,518	0.45%	3,057,100	0.78%	3,074,896	0.31%	3,086,167	0.77%
Time	2,619,038	1.49%	2,196,080	1.88%	2,220,724	2.02%	2,407,559	1.68%	2,222,645	1.98%
Total interest-bearing deposits	8,395,229	0.56%	7,590,791	0.86%	7,612,146	1.09%	7,993,010	0.71%	7,611,125	1.06%
Borrowed funds
Short-term borrowings	693,474	0.74%	1,353,858	1.51%	1,109,865	2.40%	1,023,666	1.25%	1,063,749	2.39%
Long-term debt	579,345	3.29%	381,909	3.96%	546,705	3.64%	480,627	3.58%	558,262	3.61%
Total borrowed funds	1,272,819	1.90%	1,735,767	2.05%	1,656,570	2.81%	1,504,293	2.00%	1,622,011	2.81%
Total interest-bearing liabilities	9,668,048	0.74%	9,326,558	1.08%	9,268,716	1.39%	9,497,303	0.91%	9,233,136	1.36%

Noninterest-bearing liabilities
Noninterest-bearing demand deposits	3,335,866		2,643,240		2,484,214		2,989,553		2,470,974
Other liabilities	520,425		344,891		202,806		432,658		203,186
Shareholders' equity	2,185,865		2,209,733		2,146,997		2,197,799		2,120,762
Total liabilities & shareholders' equity	$15,710,204		$14,524,422		$14,102,733		$15,117,313		$14,028,058

Net interest income	$111,576		$114,282		$122,302		$225,858		$243,817
Net interest spread		3.17%		3.44%		3.65%		3.32%		3.69%
Net interest margin		3.38%		3.71%		3.99%		3.54%		4.02%

Tax equivalent adjustment		0.06%		0.06%		0.05%		0.06%		0.05%
Net interest margin (fully tax equivalent)		3.44%		3.77%		4.04%		3.60%		4.07%

(1) Loans held for sale and nonaccrual loans are included in gross loans.

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS (1)
(Dollars in thousands)
(Unaudited)

	Linked Qtr. Income Variance			Comparable Qtr. Income Variance			Year-to-Date Income Variance
	Rate	Volume	Total	Rate	Volume	Total	Rate	Volume	Total
Earning assets
Investment securities	$(533)	$359	$(174)	$(2,728)	$(1,811)	$(4,539)	$(5,815)	$(3,630)	$(9,445)
Interest-bearing deposits with other banks	(122)	27	(95)	(189)	30	(159)	(318)	91	(227)
Gross loans (2)	(18,152)	8,277	(9,875)	(32,638)	12,173	(20,465)	(46,158)	18,412	(27,746)
Total earning assets	(18,807)	8,663	(10,144)	(35,555)	10,392	(25,163)	(52,291)	14,873	(37,418)

Interest-bearing liabilities
Total interest-bearing deposits	$(5,740)	$1,126	$(4,614)	$(9,957)	$1,096	$(8,861)	$(13,082)	$1,343	$(11,739)
Borrowed funds
Short-term borrowings	(2,600)	(1,213)	(3,813)	(4,607)	(765)	(5,372)	(5,996)	(249)	(6,245)
Long-term debt	(633)	1,622	989	(472)	268	(204)	(97)	(1,378)	(1,475)
Total borrowed funds	(3,233)	409	(2,824)	(5,079)	(497)	(5,576)	(6,093)	(1,627)	(7,720)
Total interest-bearing liabilities	(8,973)	1,535	(7,438)	(15,036)	599	(14,437)	(19,175)	(284)	(19,459)
Net interest income (1)	$(9,834)	$7,128	$(2,706)	$(20,519)	$9,793	$(10,726)	$(33,116)	$15,157	$(17,959)

(1) Not tax equivalent.
(2) Loans held for sale and nonaccrual loans are included in gross loans.

FIRST FINANCIAL BANCORP.
CREDIT QUALITY
(Dollars in thousands)
(Unaudited)
						Six months ended
	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	June 30,	June 30,	June 30,
	2020	2020	2019	2019	2019	2020	2019
ALLOWANCE FOR CREDIT LOSS ACTIVITY
Balance at beginning of period	$143,885	$57,650	$56,552	$61,549	$56,722	$57,650	$56,542
Day one adoption impact of ASC 326	0	61,505	0	0	0	61,505	0
Provision for credit losses	17,859	23,880	4,629	5,228	6,658	41,739	20,741
Gross charge-offs
Commercial and industrial	1,282	1,091	2,919	9,556	1,873	2,373	14,201
Lease financing	0	0	62	0	0	0	100
Construction real estate	0	0	0	0	0	0	0
Commercial real estate	2,037	4	1,854	535	86	2,041	1,300
Residential real estate	148	115	167	278	150	263	232
Home equity	428	267	807	627	689	695	1,157
Installment	7	61	31	65	78	68	127
Credit card	234	311	319	598	289	545	630
Total gross charge-offs	4,136	1,849	6,159	11,659	3,165	5,985	17,747
Recoveries
Commercial and industrial	275	2,000	1,796	556	291	2,275	531
Lease financing	0	0	0	0	0	0	0
Construction real estate	14	0	0	0	5	14	68
Commercial real estate	424	234	439	347	254	658	327
Residential real estate	93	52	72	64	101	145	137
Home equity	156	339	243	335	572	495	757
Installment	27	31	49	93	61	58	109
Credit card	64	43	29	39	50	107	84
Total recoveries	1,053	2,699	2,628	1,434	1,334	3,752	2,013
Total net charge-offs	3,083	(850)	3,531	10,225	1,831	2,233	15,734
Ending allowance for credit losses	$158,661	$143,885	$57,650	$56,552	$61,549	$158,661	$61,549

NET CHARGE-OFFS TO AVERAGE LOANS AND LEASES (ANNUALIZED)
Commercial and industrial	0.13%	(0.15)%	0.18%	1.42%	0.25%	0.01%	1.09%
Lease financing	0.00%	0.00%	0.27%	0.00%	0.00%	0.00%	0.22%
Construction real estate	(0.01)%	0.00%	0.00%	0.00%	0.00%	(0.01)%	(0.03)%
Commercial real estate	0.15%	(0.02)%	0.14%	0.02%	(0.02)%	0.06%	0.05%
Residential real estate	0.02%	0.02%	0.04%	0.08%	0.02%	0.02%	0.02%
Home equity	0.14%	(0.04)%	0.29%	0.15%	0.06%	0.05%	0.10%
Installment	(0.10)%	0.15%	(0.08)%	(0.13)%	0.08%	0.03%	0.04%
Credit card	1.54%	2.15%	2.27%	4.40%	1.92%	1.86%	2.26%
Total net charge-offs	0.12%	(0.04)%	0.15%	0.45%	0.08%	0.05%	0.36%

COMPONENTS OF NONPERFORMING LOANS, NONPERFORMING ASSETS, AND UNDERPERFORMING ASSETS
Nonaccrual loans (1)
Commercial and industrial	$33,906	$21,126	$24,346	$28,358	$18,502	$33,906	$18,502
Lease financing	1,353	222	223	284	295	1,353	295
Construction real estate	0	0	0	5	6	0	6
Commercial real estate	14,002	10,050	7,295	14,889	15,981	14,002	15,981
Residential real estate	12,813	11,163	10,892	11,655	11,627	12,813	11,627
Home equity	5,604	5,821	5,242	5,427	4,745	5,604	4,745
Installment	201	145	167	75	195	201	195
Nonaccrual loans	67,879	48,527	48,165	60,693	51,351	67,879	51,351
Accruing troubled debt restructurings (TDRs)	8,377	22,206	11,435	18,450	37,420	8,377	37,420
Total nonperforming loans	76,256	70,733	59,600	79,143	88,771	76,256	88,771
Other real estate owned (OREO)	1,872	1,467	2,033	1,613	1,421	1,872	1,421
Total nonperforming assets	78,128	72,200	61,633	80,756	90,192	78,128	90,192
Accruing loans past due 90 days or more	124	120	201	287	107	124	107
Total underperforming assets	$78,252	$72,320	$61,834	$81,043	$90,299	$78,252	$90,299
Total classified assets	$125,543	$124,510	$89,250	$132,500	$147,753	$125,543	$147,753

CREDIT QUALITY RATIOS
Allowance for credit losses to
Nonaccrual loans	233.74%	296.51%	119.69%	93.18%	119.86%	233.74%	119.86%
Nonperforming loans	208.06%	203.42%	96.73%	71.46%	69.33%	208.06%	69.33%
Total ending loans	1.56%	1.55%	0.63%	0.62%	0.69%	1.56%	0.69%
Nonperforming loans to total loans	0.75%	0.76%	0.65%	0.87%	0.99%	0.75%	0.99%
Nonperforming assets to
Ending loans, plus OREO	0.77%	0.78%	0.67%	0.89%	1.00%	0.77%	1.00%
Total assets	0.49%	0.48%	0.42%	0.56%	0.62%	0.49%	0.62%
Nonperforming assets, excluding accruing TDRs to
Ending loans, plus OREO	0.68%	0.54%	0.55%	0.69%	0.59%	0.68%	0.59%
Total assets	0.44%	0.33%	0.35%	0.43%	0.37%	0.44%	0.37%
Classified assets to total assets	0.79%	0.83%	0.62%	0.92%	1.02%	0.79%	1.02%

(1) Nonaccrual loans include nonaccrual TDRs of $32.7 million, $18.4 million, $18.5 million, $21.5 million, and $11.0 million, as of June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019, and June 30, 2019, respectively.

FIRST FINANCIAL BANCORP.
CAPITAL ADEQUACY
(Dollars in thousands, except per share data)
(Unaudited)
						Six months ended,
	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	June 30,	June 30,	June 30,
	2020	2020	2019	2019	2019	2020	2019
PER COMMON SHARE
Market Price
High	$16.38	$25.52	$26.04	$25.49	$25.80	$25.52	$28.56
Low	$11.52	$12.67	$23.24	$22.37	$22.16	$11.52	$22.16
Close	$13.89	$14.91	$25.44	$24.48	$24.22	$13.89	$24.22

Average shares outstanding - basic	97,220,748	97,736,690	98,684,706	98,517,025	98,083,799	97,478,719	98,005,379
Average shares outstanding - diluted	97,988,600	98,356,214	99,232,167	99,077,723	98,648,384	98,172,408	98,542,947
Ending shares outstanding	98,018,858	97,968,958	98,490,998	100,094,819	98,647,690	98,018,858	98,647,690

Total shareholders' equity	$2,221,019	$2,179,383	$2,247,705	$2,261,313	$2,188,189	$2,221,019	$2,188,189

REGULATORY CAPITAL	Preliminary					Preliminary
Common equity tier 1 capital	$1,267,609	$1,243,152	$1,245,746	$1,253,803	$1,281,406	$1,267,609	$1,281,406
Common equity tier 1 capital ratio	11.44%	11.27%	11.30%	11.52%	12.00%	11.44%	12.00%
Tier 1 capital	$1,310,276	$1,285,705	$1,288,185	$1,296,399	$1,323,905	$1,310,276	$1,323,905
Tier 1 ratio	11.83%	11.66%	11.69%	11.91%	12.40%	11.83%	12.40%
Total capital	$1,676,532	$1,493,100	$1,475,813	$1,482,708	$1,515,382	$1,676,532	$1,515,382
Total capital ratio	15.13%	13.54%	13.39%	13.62%	14.20%	15.13%	14.20%
Total capital in excess of minimum requirement	$513,267	$335,229	$318,315	$339,935	$394,571	$513,267	$394,571
Total risk-weighted assets	$11,078,714	$11,027,347	$11,023,795	$10,883,554	$10,674,393	$11,078,714	$10,674,393
Leverage ratio	8.98%	9.49%	9.58%	9.75%	10.02%	8.98%	10.02%

OTHER CAPITAL RATIOS
Ending shareholders' equity to ending assets	13.99%	14.47%	15.49%	15.62%	15.16%	13.99%	15.16%
Ending tangible shareholders' equity to ending tangible assets	8.09%	8.25%	9.07%	9.17%	9.34%	8.09%	9.34%
Average shareholders' equity to average assets	13.91%	15.21%	15.53%	15.43%	15.22%	14.54%	15.12%
Average tangible shareholders' equity to average tangible assets	7.94%	8.79%	9.07%	9.35%	9.26%	8.34%	9.11%

REPURCHASE PROGRAM (1)
Shares repurchased	0	880,000	1,609,778	1,143,494	0	880,000	0
Average share repurchase price	N/A	$18.96	$24.13	$23.94	N/A	$18.96	N/A
Total cost of shares repurchased	N/A	$16,686	$38,846	$27,372	N/A	$16,686	N/A

(1) Represents share repurchases as part of publicly announced plans.

N/A = Not applicable